UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re GDC Holding Company, LLC.                Case No. 01-11108
           Debtor                              Reporting Period: November 2002

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1          X     See Note 1
     Bank Reconciliation (or copies of debtor's
     bank reconciliations)                      MOR-1 (CON'T)  X     See Note 1
     Copies of bank statements                                 X     See Note 1
     Cash disbursements journals                               N/A   See Note 1
Statement of Operations                         MOR-2          N/A   See Note 1
Balance Sheet                                   MOR-3          X     See Note 1
Status of Postpetition Taxes                    MOR-4          N/A   See Note 1
    Copies of IRS Form 6123 or payment receipt                 N/A   See Note 1
    Copies of tax returns filed during
    reporting period                                           N/A   See Note 1
Summary of Unpaid Postpetition Debts            MOR-4          N/A   See Note 1
    Listing of aged accounts payable                           N/A   See Note 1
Accounts Receivable Reconciliation and Aging    MOR-5          X     See Note 1
Debtor Questionnaire                            MOR-5          X     See Note 1

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Note 1: GDC Holding Company, LLC was formerly Vital Network Services, LLC. The business of Vital Network Services was sold in an asset purchase transaction consummated in August 2001. Rights to accounts receivable were retained by GDC Holding Company.

---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  1/16/03
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)

In re GDC Holding Company, LLC.                 Case No. 01-11108
          Debtor                                Reporting Period: November 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     ------------------------
CASH BEGINNING  OF MONTH        0                                           0                          1
-----------------------------------------------------------      --------------------------     ------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     ------------------------
CASH  SALES                                                                 0            0
ACCOUNTS RECEIVABLE             0                                           0           45           494     2,067
LOANS AND ADVANCES                                                          0            0
SALE  OF  ASSETS                                                            0            0
OTHER  (ATTACH  LIST)(1)       14                                          14            0           382
TRANSFERS  (FROM  DIP ACCTS)                                                0            0
                                                                            0            0
-----------------------------------------------------------      --------------------------     ------------------------
    TOTAL  RECEIPTS            14        0       0      0                  14           45           876     2,067
-----------------------------------------------------------      --------------------------     ------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     ------------------------
NET PAYROLL                                                                 0            0
PAYROLL TAXES                                                               0            0
SALES, USE, & OTHER TAXES                                                   0            0
INVENTORY PURCHASES                                                         0            0
SECURED/ RENTAL/ LEASES                                                     0            0
INSURANCE                                                                   0            0
ADMINISTRATIVE                                                              0            0
SELLING                                                                     0            0
OTHER  (ATTACH  LIST)                                                       0            0
                                                                            0            0
OWNER DRAW *                                                                0            0
TRANSFERS (TO DIP ACCTS)       10                                          10           45           873      2,067
                                                                            0            0
PROFESSIONAL FEES                                                           0            0
U.S. TRUSTEE  QUARTERLY FEES                                                0            0
COURT COSTS                                                                 0            0
-----------------------------------------------------------      --------------------------     ------------------------
TOTAL DISBURSEMENTS            10         0       0      0                 10           45           873      2,067
-----------------------------------------------------------      --------------------------     ------------------------

NET CASH FLOW                   4         0       0      0                  4            0             3          0
 (RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     ------------------------
CASH - END OF MONTH             4         0       0      0                  4            0             4          0
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
    (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                         10
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                      10
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from
                 escrow accounts)                                            0
                                                                          ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES            $ 0


(1) Represents 26K collected on behalf of purchaser of Vital LLC.

In re GDC Holding Company, LLC                 Case No. 01-11108
         Debtor                                Reporting Perid:  November 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re GDC Holding Company, LLC.               Case No. 01-11108
       Debtor                                 Reporting Period:  November 2002

                           STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                          $0                    0
Less:  Returns and Allowances                                                 0
-------------------------------------------------------------------------------
Net Revenue                                             $0                    0
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Service                                          0                   0
-------------------------------------------------------------------------------
Gross Profit                                             0                   0
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                               0                   0
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees                                0                   0
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation             0                   0
Depreciation/Depletion/Amortization
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses         0                   0
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items            0                   0
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses
Income Taxes
-------------------------------------------------------------------------------
Net Profit (Loss)                                       $0                  $0
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2

In re GDC Holding Company, LLC.             Case No. 01-11108
        Debtor                              Reporting Period: November 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  GDC Holding Company, LLC               Case No.  01-11108
              Debtor                          Reporting Period: November 2002

                                  BALANCE SHEET(1)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                 4                       1
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                      -254                     547
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Intercompany Receivable                       9,463                   8,665
Other Current Assets (attach schedule)
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $9,213                  $9,213
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                      $0                      $0
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                              $0                      $0
-------------------------------------------------------------------------------
TOTAL ASSETS                                $9,213                  $9,213
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                  $0                      $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                  $0                      $0
-------------------------------------------------------------------------------
TOTAL LIABILITIES                               $0                      $0
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition             9,213                   9,213
Retained Earnings - Postpetition
Adjustments to Owner Equity
  (attach schedule)
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                            $9,213                  $9,213
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY        $9,213                  $9,213
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).

(1) See Note 1 on cover page ("Form MOR")
                                                                   FORM MOR-3
                                                                       (9/99)

In re: GDC Holding Company, LLC                Case No. 01-11108
           Debtor                              Reporting Period: November 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets

------------------------------------------------------------------------------
Other Assets

-------------------------------------------------------------------------------

                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities


Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re GDC Holding Company, LLC              Case No. 01-11108
        Debtor                              Reporting Period: November 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
-------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
-------------------------------------------------------------------------------
   Total State and Local
-------------------------------------------------------------------------------
Total Taxes
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)

In re GDC Holding Company, LLC                 Case No. 01-11108
        Debtor                                 Reporting Period: November 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                900
+ Amounts billed during the period                                      0
- Amounts collected during the period                                 -30(1)
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period          870
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         0
31 - 60 days old                                                        0
61 - 90 days old                                                        0
91+ days old                                                          870
Total Accounts Receivable                                             870
Amount considered uncollectible (Bad Debt)                            506
Less Vital LLC receivables collected                                  618
Accounts Receivable (Net)                                            -254
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                     X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                        X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                               N/A

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           N/A

--------------------------------------------------------------------------------
                                                                   FORM MOR-5

(1) Represents an intercompany cash transfer.